UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
March 31, 2003
(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	63-1097283
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

3760 River Run Drive	35243
Birmingham, Alabama	(Zip Code)
(Address of principal executive offices)

(205) 970-7000
(Registrant's telephone number, including area code)

Item 5.   Other Events.

On March 31, 2003, the Registrant issued a press release announcing capital initiatives. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
   (c)       Exhibits

                            Exhibit No.          Description
                               99.1                  Press Release dated March 31, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 31, 2003.

VESTA INSURANCE GROUP, INC.

By:   /s/   Donald W. Thornton
Its:          Senior Vice President --
              General Counsel and Secretary

EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                                                        Contact:   Charles R. Lambert
                                                                                                                             Vice President – Investor Relations
                                                                                                                             (205) 970-7030
                                                                                                                             CLambert@vesta.com

     VESTA INSURANCE ANNOUNCES CAPITAL INITIATIVES

     BIRMINGHAM, Ala., - March 31, 2003 - Following A.M. Best's announcement that it has downgraded the Company's property-casualty subsidiaries' rating from "B+" to "B", Vesta Insurance Group (NYSE: VTA) announced today that it is evaluating a possible divestiture of a portion of its property-casualty business to maximize shareholder value and strengthen its statutory capital position.

     "We are disappointed with A.M. Best's decision, and we do not believe that the rating fully reflects our continued improvement in operating trends, and the profitability of our continuing operations," said Norman W. Gayle, III, President and CEO. "However, management is committed to improving our surplus leverage ratios, capital position and maximizing shareholder value," said Gayle.

     "From May, 1999 to February, 2000, Vesta operated with a 'B' rating from A.M. Best, and we intend to regain a 'B+' rating from A.M. Best within the same timetable as before," said Gayle.

     Vesta has engaged a financial advisor, Cochran, Caronia & Co., to evaluate alternatives for the Company's property and casualty businesses. As previously announced, Vesta has also engaged William Blair & Co. to pursue capital raising alternatives, including a possible divestiture, for Vesta's primary life insurance subsidiary, American Founders.

     Since 2000, Vesta's statutory capital and surplus has declined due to lower than expected arbitration awards and changes in estimates of disputed reinsurance recoverables, reserve strengthening in discontinued operations, and significant premium growth.

About Vesta Insurance Group, Inc.

      Vesta, headquartered in Birmingham, Ala., is a holding company for a group of insurance and financial services companies that offer a wide range of consumer-based products.

     This news release contains statements concerning management's beliefs, plans or objectives for Vesta's future operations or financial performance, including possible divestitures and regaining a "B+" rating from A.M. Best. These statements, whether expressed or implied, are only predictions and should be considered "forward-looking statements" under applicable securities laws. You should be aware that Vesta's actual operations and financial performance may differ materially from those reflected in these forward-looking statements. The main factors that could affect the forward-looking statements contained herein are that the Company may not be able to consummate a sale or divestiture on terms that our board of directors believes to be advisable and in the best interest of the Company, pending arbitrations with reinsurers result in less than expected awards, and frequency and severity of insured losses in our standard property-casualty segment or specialty underwriting segment could increase beyond expected levels. Please refer to the documents Vesta files from time to time with the Securities and Exchange Commission, specifically Vesta's most recent Form 10-K and Exhibit 99.1 attached thereto, which contains and identifies additional important factors that could cause the actual results to differ materially from those contained in the projections or forward-looking statements.

     # # #